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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 14, 1995 included in Norstan, Inc.'s Form 10-K for the year ended April 30, 1995, and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
  September 27, 1995

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